UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2007

Tix Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification Number)

12001 Ventura Place, Suite 340 Studio City, California 91604 (Address of Principal Executive Offices, including Zip Code)

(818) 761-1002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A dated March 14, 2007 of Tix Corporation, a Delaware corporation (the “Company”), relates to the acquisition of the business of John’s Tickets, LLC (dba Any Event Tickets) effective March 14, 2007.

As permitted, the Current Report on Form 8-K reporting the transaction omitted the financial statements of John’s Tickets, LLC (dba Any Event Tickets) and the pro forma information required by Items 9.01(a) and (b), respectively. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements of John’s Tickets, LLC (dba Any Event Tickets) and the pro forma information required by Items 9.01(a) and (b), respectively, and should be read in conjunction with the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2007, in which a more complete description of the transaction described herein appears.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Report of Independent Registered Public Accounting Firm

Financial Statements of John's Tickets, LLC (dba Any Event Tickets) --

Balance Sheet -- December 31, 2006

Statement of Operations -- Year Ended December 31, 2006

Statement of Member’s Deficit -- Year Ended December 31, 2006

Statement of Cash Flows -- Year Ended December 31, 2006

Notes to Financial Statements -- Year Ended December 31, 2006

(b)	Pro forma financial information

Summary of Unaudited Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) -- December 31, 2006

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) -- Year Ended December 31, 2006

(c)	Shell company transactions

Not applicable

(d)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	Tix Corporation (Registrant)
By: /s/ Mitch Francis Mitch Francis Chief Executive Officer

(a) Financial statements of businesses acquired

JOHN'S TICKETS, LLC
(DBA ANY EVENT TICKETS)

YEAR ENDED DECEMBER 31, 2006

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

Financial Statements

Balance Sheet
Statement of Operations
Statement of Member's Deficit
Statement of Cash Flows
Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

To the Member
John’s Tickets, LLC
(dba Any Event Tickets)

We have audited the accompanying balance sheet of John’s Tickets, LLC (dba Any Event Tickets) (the "Company") as of December 31, 2006, and the related statements of operations, member's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John’s Tickets, LLC (dba Any Event Tickets) as of December 31, 2006, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As more fully described in Note 4, the Company’s business was acquired by Tix Corporation effective March 14, 2007.

WEINBERG & COMPANY, P.A.
Los Angeles, California
June 8, 2007

JOHN'S TICKETS, LLC
(DBA ANY EVENT TICKETS)

BALANCE SHEET

DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash	$56,179
Accounts receivable, less allowance
for doubtful accounts of $8,230	22,991
Ticket inventory	134,514

TOTAL ASSETS	$213,684

LIABILITIES AND MEMBER'S DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$114,551
Deferred revenue	117,744

TOTAL LIABILITIES	232,295

COMMITMENTS	-

MEMBER'S DEFICIT	(18,611)

TOTAL LIABILITIES AND MEMBER'S DEFICIT	$213,684

See accompanying notes to financial statements.

JOHN'S TICKETS, LLC
(DBA ANY EVENT TICKETS)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

REVENUES	$3,006,404

COST OF REVENUES	2,583,828

GROSS PROFIT	422,576

OPERATING EXPENSES	367,127

NET INCOME	$55,449

See accompanying notes to financial statements.

JOHN'S TICKETS, LLC
(DBA ANY EVENT TICKETS)

STATEMENT OF MEMBER'S DEFICIT

YEAR ENDED DECEMBER 31, 2006

BALANCE - JANUARY 1, 2006	$1,843

Member contributions	122,645

Member distributions	(198,548)

Net Income	55,449

BALANCE - DECEMBER 31, 2006	$(18,611)

See accompanying notes to financial statements.

JOHN'S TICKETS, LLC
(DBA ANY EVENT TICKETS)

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$55,449
Adjustments to reconcile net income to net cash
used in operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(22,991)
Ticket inventory	(134,514)
Accounts payable and accrued liabilities	112,164
Deferred revenue	117,744

NET CASH USED IN OPERATING ACTIVITIES	127,852

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from member	122,645
Distributions to member	(198,548)

NET CASH PROVIDED BY FINANCING ACTIVITIES	(75,903)

NET INCREASE IN CASH	51,949

CASH AT BEGINNING OF PERIOD	4,230

CASH AT END OF PERIOD	$56,179

CASH PAID FOR:

INTEREST	$-

INCOME TAXES	$-

See accompanying notes to financial statements.

John’s Tickets, LLC
(dba Any Event Tickets)

Notes to Financial Statements

Year Ended December 31, 2006

1.	Organization and Basis of Presentation

Nature of operations:

John’s Tickets, LLC, an Ohio limited liability company dba Any Event Tickets (the “Company”), is a national event ticket broker with operations in Cleveland, Ohio that sells tickets for sporting events, concerts, tours and theatre. The accompanying financial statements include the operations of the Company’s ticket business for the full year 2006. The Company is the successor to a sole proprietorship that operated the business in the same location and in the same manner until 2006.

The Company’s business was acquired by Tix Corporation effective March 14, 2007 (see Note 4).

Revenue recognition:

The Company recognizes as revenue the gross amount from the sale of tickets that it owns. The Company bears the risk of economic loss if the tickets are not sold by the date that the event is scheduled to occur. Revenue is considered earned when the related event has occurred. Refunds are only issued if the event is canceled or postponed. Payments for such ticket sales received prior to the event are recorded as deferred revenue.

Shipping and handling costs:

Amounts billed to customers for shipping and handling are included in revenue. Shipping and handling revenue was $14,204 for the year ended December 31, 2006.

Shipping and handling expenses are included in cost of goods sold. Shipping and handling expenses were $32,454 for the year ended December 31, 2006.

Advertising costs:

Advertising costs are charged to operations as incurred. Advertising costs were $36,023 for the year ended December 31, 2006.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain amounts reported in the financial statements. Actual amounts could differ from those estimates.

Concentrations:

The Company places its temporary cash investments with a financial institution. Invested amounts may exceed the federal insurance limit at certain times during the year. However, management does not believe that the Company is exposed to any substantial credit risk.

During the year ended December 31, 2006, the Company had one customer that accounted for 10% or more of revenues. This customer accounted for $796,839 or 26.5% of revenues. At December 31, 2006, the Company had two other customers that accounted for $8,320 or 36.2% and $3,599 or 15.7% of accounts receivable at that date.

The Company did not have any ticket suppliers that accounted for 10% or more of cost of revenues during the year ended December 31, 2006 or 10% or more of accounts payable at December 31, 2006.

Accounts receivable and credit policies:

Although the Company generally does not have any accounts receivable associated with sales transactions to individual customers, as payment is collected at the time of sale, sales transactions with other ticket brokers may be conducted on a credit basis, which could generate accounts receivable.

The Company extends credit based on the financial condition of its customers and collateral is generally not required. Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts as a charge to operations during the period in which such determination is made based upon its assessment of the collectibility of individual accounts. Balances that remain outstanding after reasonable collection efforts are written off. Bad debt expense has not been material to the financial statements in the past.

The amount charged to operations to reflect uncollectible accounts receivable for the year ended December 31, 2006 was $9,120.

Ticket inventory:

Ticket inventory consists primarily of event tickets held for resale and are stated at the lower of cost or market using the specific identification and average cost methods. Market is determined based on net realizable value. Appropriate consideration is given to availability, excessive inventory levels, and other pertinent factors in evaluating net realizable value.

Income taxes:

As a limited liability company, the Company is treated as a partnership for federal and state income tax purposes. As such, the taxable income of the Company is included in the tax returns of the member for federal and state income tax purposes. Accordingly, no provision for federal and state income taxes is included in the financial statements. The Company's policy is to make periodic distributions in amounts sufficient to reimburse the member for tax liabilities resulting from the proportionate share of taxable income of the Company.

Fair value of financial instruments:

The Company measures its financial assets and liabilities in accordance with the requirements of Statement of Financial Accounting Standards No 107, “Disclosures about Fair Value of Financial Instruments”. The carrying values of accounts receivable, accounts payable and accrued expenses approximate fair value due to their short maturities.

Recent accounting pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB”) ratified the Emerging Issues Task Force (EITF) consensus on EITF Issue No. 06-3, “How Taxes Collected From Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)” (“EITF 06-3”). The scope of EITF 06-3 includes any tax assessed by a governmental authority that is directly imposed on a revenue-producing transaction between a seller and a customer, and provides that a company may adopt a policy of presenting taxes either on a gross basis - that is, including the taxes within revenue - or on a net basis. For any such taxes that are reported on a gross basis, a company should disclose the amounts of those taxes for each period for which an income statement is presented if those amounts are significant. EITF 06-3 is effective for financial reports for interim periods and annual reporting periods beginning after December 15, 2006. The Company will adopt EITF 06-3 on January 1, 2007. The Company collects various taxes that fall under the scope of EITF 06-3 on services provided and is accounting for and reporting them on a net basis.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”). FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company will adopt FIN 48 on January 1, 2007. The Company does not have a liability for unrecognized tax benefits, and no adjustment will be required at adoption.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company's financial statements.

2.	Commitments

The Company leases office space from an unrelated third-party under a non-cancelable operating lease expiring in 2008. Future minimum lease payments at December 31, 2006 are $7,200 in 2007 and $4,000 in 2008.

3.	Member’s Equity (Deficiency)

The Company is a limited liability company. Therefore, no member, manager, agent or employee of the Company is personally liable for the debts, obligations or liabilities of the Company, whether arising in contract, tort or otherwise, or for the acts or omissions of any other member, director, manager, agent or employee of the Company, unless the individual has signed a specific personal guarantee.

The Company has one member that is allocated all of the profits and losses. Profits are allocated first to the member in proportion to and to the extent by which (i) the cumulative losses allocated to the member for all prior fiscal years exceeds (ii) the cumulative profits allocated to the member for all prior fiscal years; and, thereafter, to the member. Except as otherwise provided below, losses are allocated first to the member in proportion to and to the extent by which (i) the cumulative profits allocated to the member for all prior fiscal years exceeds (ii) the cumulative losses allocated to the member for all prior fiscal years; and, thereafter, to the member. Losses allocated cannot exceed the maximum amount of losses that can be so allocated without causing such member to have an, or to increase an existing, adjusted capital account deficit at the end of any fiscal year.

4.	Subsequent Events (Unaudited)

Effective March 14, 2007, Tix Corporation (“Tix”), a publicly-traded company, entered into an Asset Purchase Agreement (the “Agreement”) with John’s Tickets, LLC, an Ohio limited liability company dba Any Event Tickets (“Any Event”). Pursuant to the Agreement, Tix purchased the domain name “http://anyevent.com”, the contents of the web-site “http://anyevent.com”, the inventory of sporting events, concerts and tours, and theatre tickets outstanding as of the date of the Agreement, the phone number 1-800-ANYEVENT, and all existing contracts by and between Any Event and other existing box offices, theatres and brokers, pursuant to which Any Event acquires its ticket inventory.

In connection with this transaction, effective March 14, 2007, Tix entered into an employment agreement with John Pirample, sole member of Any Event, pursuant to which Mr. Pirample agreed to provide his exclusive services to Tix as its Premium Ticket Manager through February 28, 2010. Mr. Pirample will receive a base annual salary of $80,000 and 10% of EBITDA relating to the sale of tickets that are sold above face value, provided that such incentive compensation does not exceed $200,000 on a cumulative basis.

In consideration for the assets purchased under the Agreement, Tix paid $300,000 in cash and issued 137,500 shares of restricted common stock valued at $4.00 per share (aggregate value $550,000), which approximated market value on the date of issuance, for total purchase consideration of $850,000. Additionally, Tix paid $96,324 for the actual costs of the ticket inventory based on a post-closing analysis.

Effective March 14, 2007, Tix engaged Timothy Bordonaro, the former president of the immediate predecessor to Any Event, as a consultant for a period of 90 days to assist Tix to integrate and transition the business and assets purchased from Any Event. As consideration for Mr. Bordonaro’s services, Tix paid Mr. Bordonaro $150,000 in cash and issued him 25,000 shares of restricted common stock valued at $4.00 per share (aggregate value $100,000), which approximated market value on the date of issuance.

(b) Pro forma financial information

Tix Corporation and Subsidiaries
Summary of Unaudited Pro Forma Condensed Consolidated Financial Information

Effective March 14, 2007, the Company entered into an Asset Purchase Agreement (the “Agreement”) with John’s Tickets, LLC, an Ohio limited liability company dba Any Event Tickets (“Any Event”). Any Event is a national event ticket broker with operations in Cleveland, Ohio that sells tickets for sporting events, concerts, tours and theatre. Pursuant to the Agreement, the Company purchased the domain name “http://anyevent.com”, the contents of the web-site “http://anyevent.com”, the inventory of sporting events, concerts, tours, and theatre tickets outstanding as of the date of the Agreement, the phone number 1-800-ANYEVENT, and all existing contracts by and between Any Event and other existing box offices, theatres and brokers, pursuant to which Any Event acquires its ticket inventory.

In connection with this transaction, effective March 14, 2007, the Company entered into an employment agreement with John Pirample, sole member of Any Event, pursuant to which Mr. Pirample agreed to provide his exclusive services to the Company as its Premium Ticket Manager through February 28, 2010. Mr. Pirample will receive a base annual salary of $80,000 and 10% of EBITDA relating to the sale of tickets that are sold above face value, provided that such incentive compensation does not exceed $200,000 on a cumulative basis.

In consideration for the assets purchased under the Agreement, the Company paid $300,000 in cash and issued 137,500 shares of restricted common stock valued at $4.00 per share (aggregate value $550,000), which approximated market value on the date of issuance, for total purchase consideration of $850,000. Additionally, the Company paid $96,324 for the actual costs of the ticket inventory based on a post-closing analysis.

The purchase price has been allocated on a preliminary basis to specific identifiable tangible and intangible assets in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and supported by a report prepared by an independent valuation firm, as follows:

Tangible assets:
Office equipment and furniture	$25,000
Intangible assets:
Customer relationships	550,000
Contract commitments	100,000
Marketing related	75,000
Technology based	100,000
Purchase price	$850,000

Effective March 14, 2007, the Company engaged Timothy Bordonaro, the former president of the immediate predecessor to Any Event, as a consultant for a period of 90 days to assist the Company to integrate and transition the business and assets purchased from Any Event. As consideration for Mr. Bordonaro’s services, the Company paid Mr. Bordonaro $150,000 in cash and issued him 25,000 shares of restricted common stock valued at $4.00 per share (aggregate value $100,000), which approximated market value on the date of issuance. The aggregate value of such consideration of $250,000 was charged to operations as merger integration cost.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 presented herein gives effect to the acquisition as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 includes certain adjustments that are directly attributable to the transaction and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management’s estimate of the effects of the acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the financial statements of Any Event contained elsewhere in this Current Report on Form 8-K/A, as well as the information contained in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 20, 2007, the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 30, 2007, and the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2007, as filed with the Securities and Exchange Commission on May 18, 2007.

TIX CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
December 31, 2006

	Tix	Any
	Corporation	Event
	and	Tickets,	Pro Forma			Pro Forma
	Subsidiaries	LLC	Adjustments			Total

ASSETS

Current assets:
Cash	$1,943,532	$56,179	$(300,000)	(a	)	$1,397,208
			(96,324)	(b	)
			(150,000)	(d	)
			(56,179)	(f	)
Accounts receivable		22,991	(22,991)	(f	)	-
Ticket inventory		134,514	(134,514)	(f	)	96,324
			96,324	(b	)	-
Prepaid expenses and other current assets	39,547			(e	)	39,547

Total current assets	1,983,079	213,684	(663,684)			1,533,079

Property and equipment:
Office equipment and furniture	221,083		25,000	(a	)	246,083
Equipment under capital lease	386,494					386,494
Leasehold improvements	260,913					260,913

	868,490		25,000			893,490

Less accumulated depreciation and amortization	(369,889)		(6,250)	(c	)	(376,139)

Total property and equipment, net	498,601		18,750			517,351

Other assets:
Intangible assets
Customer relationships, net	60,278		550,000	(a	)	426,945
			(183,333)	(c	)
Marketing related, net			75,000	(a	)	50,000
			(25,000)	(c	)
Technology based, net			100,000	(a	)	66,667
			(33,333)	(c	)
Contract commitments, net	23,333		100,000	(a	)	123,333
Deposits	66,666					66,666
Total other assets	150,277		583,334			733,611

	$2,631,957	$213,684	$(61,600)			$2,784,041

TIX CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
December 31, 2006

Tix	Any
Corporation	Event
and	Tickets,	Pro Forma	Pro Forma
Subsidiaries	LLC	Adjustments	Total

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,885,146	$114,551	$104,000	(e	)	$1,989,146
			(114,551)	(f	)
Current portion of capital lease obligations	53,387					53,387
Deferred ticket revenues		117,744	(117,744)	(f	)	-

Total current liabilities	1,938,533	232,295	(128,295)			2,042,533

Non-current liabilities:
Capital lease obligations, less current portion	140,592					140,592
Deferred rent	174,779					174,779

Total non-current liabilities	315,371					315,371

Stockholders' equity:
Preferred stock, $0.01 par value						-
Common stock, $0.08 par value	1,475,225		11,000	(a	)	1,488,225
			2,000	(d	)

Additional paid-in capital	14,277,663		539,000	(a	)	14,914,663
			98,000	(d	)

			18,611	(f	)
Accumulated deficit	(15,374,835)	(18,611)	(601,916)	(g	)	(15,976,751)
Total stockholders' equity	378,053	(18,611)	66,695			426,137

	$2,631,957	$213,684	$(61,600)			$2,784,041

Notes:
(a)	To record issuance of 137,500 shares of common stock (approximate fair market value of $4.00 per share) and a cash payment of $300,000 to acquire business of Any Event Tickets on March 14, 2007.
(b)	To record purchase of inventory as of March 15, 2007 from seller of Any Event Tickets.
(c)	To record annual depreciation and amortization expense for assets acquired as a result of the acquisition of Any Event Tickets.
(d)	To record merger integration consultant fees totalling $250,000, consisting of $150,000 in cash and 25,000 shares of restricted stock valued at $4.00 per share.
(e)	To record minimum contractual base salary of $80,000 and estimate of payroll taxes and benefits (30%) for John Pirample.
(f)	To eliminate assets and liabilities retained by the seller of Any Event Tickets.
(g)	To reflect adjustments (c), (d) and (e) as a charge to accumulated deficit.

TIX CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2006

	Tix	Any
	Corporation	Event
	and	Tickets,	Pro Forma			Pro Forma
	Subsidiaries	LLC	Adjustments			Total

Revenues	$5,387,728	$3,006,404	$			$8,394,132

Cost of revenues	2,172,801	2,583,828				4,756,629

Gross profit	3,214,927	422,576				3,637,503

Operating expenses:
Selling and marketing expenses	631,302		247,916	(a	)	879,218
General and administrative expenses	3,306,032	367,127	104,000	(c	)	3,777,159
Merger integration costs			250,000	(b	)	250,000

Total costs and expenses	3,937,334	367,127	601,916			4,906,377

Income (loss) from operations	(722,407)	55,449	(601,916)			(1,268,874)

Other income (expense):
Other income	54,619					54,619
Gain on settlement with lender	1,078,796					1,078,796
Write-off of deferred offering costs	(58,000)					(58,000)
Interest income	15,539					15,539
Interest expense	(329,491)					(329,491)
	761,463					761,463

Net income (loss)	$39,056	$55,449	$(601,916)			$(507,411)

Net loss per share -
Basic and diluted						$(0.03)

Weighted average common shares outstanding -
Basic and diluted	14,886,334	162,500				15,048,834

Notes:
(a)	To record depreciation and amortization expense for assets acquired as a result of the acquisition of Any Event Tickets.
(b)	To record merger integration consultant fees totaling $250,000, consisting of $150,000 in cash and 25,000 shares of restricted stock valued at $4.00 per share.
(c)	To record minimum contractual base salary of $80,000 and estimate of payroll taxes and benefits (30%) for John Pirample.